UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A (No. 1)
Amending Form 8-K dated June 19, 2007 and filed July 3, 2007

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2007
(Date of earliest event reported)

VoIP, Inc.
(Exact name of Company as specified in its charter)

Texas	000-28985	75-2785941
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

 151 So. Wymore Rd., Suite 3000, Altamonte Springs, Florida 32714

  (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (407) 389-3232

N/A

 (Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.01 below.

ITEM 2.01 COMPLETION OF ACCQUISITION OR DISPOSITION OF ASSETS

This report amends and incorporates the VoIP, Inc. (the “Company”) Form 8-K filed on July 3, 2007. As previously disclosed, on June 27, 2007, VoIP, Inc. (the “Company”) and WQN, Inc., a Texas corporation, (the “Purchaser”) executed an agreement, pursuant to which the Company sold substantially all of the tangible operating assets utilized by its Dallas, Texas subsidiary, including assets related to the EasyTalk and Rocket VoIP products (the “Assets”), to the Purchaser. The Company’s patents and other intangible assets were not part of the transaction.

This report is amended to include the Company’s unaudited pro forma condensed consolidated balance sheet and statement of operations as of March 31, 2007 and for the three months then ended, and the pro forma condensed consolidated statement of operations for the year ended December 31, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

VOIP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements were derived from and should be read in conjunction with the historical consolidated financial statements and related notes of the Company for the year December 31, 2006, as contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and as of and for the three months ended March 31, 2007, as contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

On June 27, 2007, the Company and the Purchaser executed an agreement, pursuant to which the Company sold substantially all of the tangible operating assets utilized by its Dallas, Texas subsidiary, including assets related to the EasyTalk and Rocket VoIP products, to the Purchaser. Pursuant to the agreement, the Purchaser acquired the Assets for a purchase price consisting of (1) cash payments totaling $400,000; (2) 4% of the defined monthly revenues related to the Assets in excess of $200,000 during the first year following execution of the agreement; (3) 3% of the defined monthly revenues related to the Assets in excess of $150,000 during the second year following execution of the agreement; and (4) 2% of the defined monthly revenues related to the Assets in excess of $100,000 during the third year following execution of the agreement.

The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006, assumes that the sale of the Assets was consummated on January 1, 2006. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 assumes that the sale of the Assets was consummated on March 31, 2007.

The unaudited pro forma condensed consolidated balance sheet and statements of operations have been prepared based on currently available information and assumptions that are deemed appropriate by the Company's management. The pro forma information is for informational purposes only and is not intended to be indicative of the actual results that would have been reported had the transaction occurred on the date indicated, nor does the information represent a forecast of the financial condition or results of operation of the Company for any future period.

VoIP, Inc.
Proforma Condensed Consolidated Balance Sheet (Unaudited)
As of March 31, 2007

		Deletion of
	VoIP, Inc.	Dallas, TX
	Consolidated	Assets	Adjustments		Proforma
ASSETS

Current assets	$1,498,701	$(363,903)	$400,000	(4)	$1,534,798
Property and equipment, net	6,451,645	(224,500)	-		6,227,145
Goodwill and other intangible assets	31,908,793	(6,569,538)	-		25,339,255
Other assets	45,386	(5,282)	-		40,104

TOTAL ASSETS	$39,904,525	$(7,163,223)	$400,000		$33,141,302

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$8,896,960	$(193,951)	$-		$8,703,010
Accrued expenses	5,083,975	(397,382)	-		4,686,593
Convertible notes payable	13,480,185	(3,700,000)	-		9,780,185
Nonregistration penalties and other stock-based payables	7,113,382	-	-		7,113,382
Accrued litigation charges	2,012,350	-	-		2,012,350
Other current liabilities	1,285,488	(342,280)	-		943,207
Total current liabilities	37,872,340	(4,633,613)	-		33,238,727

Other liabilities	199,597	-	-		199,597

TOTAL LIABILITIES	38,071,937	(4,633,613)	-		33,438,324

Shareholders' equity:
Common stock and paid-in capital
400,000,000 shares authorized; 98,609,701shares	91,319,504	(3,191,600)	8,003,123		96,131,027
Accumulated deficit	(89,486,916)	661,990	(7,603,123	)(5)	(96,428,049)
Total shareholders' equity	1,832,588	(2,529,610)	400,000		(297,022)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$39,904,525	$(7,163,223)	$400,000		$33,141,302

The accompanying notes are an integral part of this proforma condensed consolidated balance sheet.

VoIP Inc.
Proforma Condensed Consolidated Statement of Operations (Unaudited)
Three Months Ended March 31, 2007
		Deletion of
	VoIP, Inc.	Dallas, TX
	Consolidated	Assets	Proforma

Revenues	$3,189,543	$(1,392,009)	$1,797,534

Cost of sales	3,054,571	(906,079)	2,148,492

Gross profit (loss)	134,972	(485,930)	(350,958)

Operating expenses
Compensation and related expenses	1,668,531	(110,197)	1,558,334
Commissions and fees to third parties	130,500	-	130,500
Professional, legal and consulting expenses	1,507,345	(54,339)	1,453,006
Depreciation and amortization	1,223,432	(157,698)	1,065,734
General and administrative expenses	371,040	(95,754)	275,286
Total operating expenses	4,900,848	(417,988)	4,482,860

Loss from continuing operations before income taxes	(4,765,876)	(67,942)	(4,833,818)

Other expenses:
Interest expense	2,520,582	(97,040)	2,423,542
Financing penalties and expenses	2,274,896	-	2,274,896
Increase in fair value liability for warrants	3,550,551	-	3,550,551
Litigation charges	1,043,620	-	1,043,620
Impairment of intangible and other assets	-	-	-
Total other expenses	9,389,649	(97,040)	9,292,609

Loss before income taxes and results of
discontinued operations	(14,155,525)	29,098	(14,126,427)

Provision for income taxes	-	-	-

Net loss before discontinued operations	(14,155,525)	29,098	(14,126,427)

Gain from discontinued operations,
net of income taxes	665,221	-	665,221

Net loss	$(13,490,304)	$29,098	$(13,461,206)

Basic and diluted loss per share:

Loss before discontinued operations	$(0.15)		$(0.15)
Gain from discontinued operations,
net of income taxes	0.01		0.01
Net loss per share	$(0.14)		$(0.14)

Weighted average number of shares outstanding	98,609,701		98,609,701

The accompanying notes are an integral part of this proforma condensed consolidated statement of operations.

VoIP Inc.
Proforma Condensed Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2006

		Deletion of
	VoIP, Inc.	Dallas, TX
	Consolidated	Assets	Proforma

Revenues	$14,676,948	$(8,743,700)	$5,933,248

Cost of sales	14,685,010	(6,060,134)	8,624,876

Gross profit (loss)	(8,062)	(2,683,566)	(2,691,628)

Operating expenses
Compensation and related expenses	13,184,377	(599,047)	12,585,330
Commissions and fees to third parties	2,573,386	-	2,573,386
Professional, legal and consulting expenses	6,852,584	(336,082)	6,516,502
Depreciation and amortization	5,168,467	(560,149)	4,608,318
General and administrative expenses	3,236,871	(671,010)	2,565,861
Total operating expenses	31,015,685	(2,166,288)	28,849,397

Loss from continuing operations before income taxes	(31,023,747)	(517,278)	(31,541,025)

Other (income) expenses:
Interest expense	7,715,400	(501,075)	7,214,325
Financing penalties and expenses	6,375,342	-	6,375,342
Decrease in fair value liability for warrants	(7,226,430)	-	(7,226,430)
Litigation charges	1,068,500	-	1,068,500
Other	260,000	-	260,000
Total other (income) expenses	8,192,812	(501,075)	7,691,737

Loss before income taxes and results of
discontinued operations	(39,216,559)	(16,203)	(39,232,762)

Provision for income taxes	-	-	-

Net loss before discontinued operations	(39,216,559)	(16,203)	(39,232,762)

Loss from discontinued operations,
net of income taxes	(1,979,953)	-	(1,979,953)

Net loss	$(41,196,512)	$(16,203)	$(41,212,715)

Basic and diluted loss per share:

Loss before discontinued operations	$(0.52)		$(0.52)
Loss from discontinued operations,
net of income taxes	(0.03)		(0.03)

Net loss per share	$(0.55)		$(0.55)

Weighted average number of shares outstanding	75,329,007		75,329,007

The accompanying notes are an integral part of this proforma condensed consolidated statement of operations.

VoIP,  INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

(1) VoIP, INC. Basis of Presentation

Historical financial information for the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006, has been derived from the Company's historical consolidated financial statements, as filed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(2) Deletion of Dallas, Texas Assets - Basis of Presentation

Historical financial information for the deletion of the Dallas, Texas Assets for the periods presented has been derived from the Company’s historical financial statements.

(3) Sale of the Dallas, Texas Assets

On June 27, 2007, the Company and the Purchaser executed an agreement, pursuant to which the Company sold substantially all of the tangible operating assets utilized by its Dallas, Texas subsidiary, including assets related to the EasyTalk and Rocket VoIP products, to the Purchaser. Pursuant to the agreement, the Purchaser acquired the Assets for a purchase price consisting of (1) cash payments totaling $400,000; (2) 4% of the defined monthly revenues related to the Assets in excess of $200,000 during the first year following execution of the agreement; (3) 3% of the defined monthly revenues related to the Assets in excess of $150,000 during the second year following execution of the agreement; and (4) 2% of the defined monthly revenues related to the Assets in excess of $100,000 during the third year following execution of the agreement.

(4) Cash Proceeds Adjustment

The $400,000 pro forma cash adjustment reflects the cash portion of the purchase price discussed in note 3 above.

(5) Accumulated Deficit Adjustment

The pro forma accumulated deficit includes an estimated loss on the sale of the Assets of $6,941,132, consisting primarily of the write-off of goodwill and other intangible assets related to the Assets sold.

(c) Exhibits.

2.1	Amendment to Asset Purchase Agreement Between VoIP, Inc. and WQN, Inc., dated July 3, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VoIP, INC.

Date: July 6, 2007	By:	/s/ Robert Staats
Robert Staats
Chief Accounting Officer